EX-99.01
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
QUIKSILVER, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
The following pro forma consolidated financial information is based on the historical financial statements of Quiksilver, Inc. and its subsidiaries (the “Company”), including certain pro forma adjustments, and has been prepared to illustrate the pro forma effect of the disposition of the Cleveland Golf business and Rossignol group.  The Company has previously reported operating results of the Cleveland Golf business as discontinued operations in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2007 and in the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended January 31, 2008, April 30, 2008 and July 31, 2008. The Company also has previously reported operating results of the Rossignol group as discontinued operations in the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended April 30, 2008 and July 31, 2008.
In the fourth fiscal quarter of 2007, Quiksilver reported the operating results of the Cleveland Golf business as discontinued operations and restated the fiscal 2007, 2006, and 2005 operating results to show the effect on the consolidated financial statements as part of the Form 10-K disclosure requirements. The Company subsequently sold the Cleveland Golf business in the first fiscal quarter of 2008, thus the reported historical financial statements herein assume that the disposition of the Cleveland Golf business occurred prior to those periods.
The unaudited pro forma consolidated statements of operations for the nine months ended July 31, 2008 and for the fiscal years ended October 31, 2007, 2006 and 2005 assume that the disposition of the Rossignol group occurred prior to those periods. The statements of operations do not include any gain or loss on the sale or costs associated with the sale of the business. The unaudited pro forma consolidated balance sheet as of July 31, 2008 is presented as if the disposition of the Rossignol group had occurred as of that date.
The unaudited pro forma consolidated financial information has been prepared based upon available information and management estimates; actual amounts may differ from these estimated amounts. The unaudited pro forma consolidated financial statements are not necessarily indicative of the financial position or results of operations that might have occurred had the disposition occurred as of the dates stated above. The pro forma adjustments are described in the notes to the pro forma financial statements.
The unaudited pro forma consolidated financial information should be read in conjunction with the audited financial statements and notes and related Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2007 and unaudited interim financial statements and the related MD&A included in the July 31, 2008 Form 10-Q.

QUIKSILVER, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED JULY 31, 2008
(In thousands, except per Common Share amounts)

	As Reported	Unaudited	Unaudited
	Unaudited Net	Pro Forma	Pro Forma
	of Rossignol and	Adjustments	Statement of
	Cleveland Golf	Rossignol	Operations
Revenues, net	$1,657,737	$—	$1,657,737
Cost of goods sold	829,042	—	829,042

Gross profit	828,695	—	828,695

Selling, general and administrative expense	684,304	—	684,304
Asset impairments	350	—	350

Operating income	144,041	—	144,041

Interest expense	35,845	—	35,845
Foreign currency gain	(463)	—	(463)
Minority interest and other expense	18	—	18

Income before provision for income taxes	108,641	—	108,641

Provision for income taxes	29,273	—	29,273

Net income from continuing operations	$79,368	$—	$79,368

Income per share from continuing operations	$0.63	$—	$0.63

Income per share from continuing operations, assuming dilution	$0.61	$—	$0.61

Weighted average common shares outstanding	125,511	—	125,511

Weighted average common shares outstanding, assuming dilution	129,765	—	129,765

QUIKSILVER, INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 2007
(In thousands, except per Common Share amounts)

		Unaudited		Unaudited
		Pro Forma		Pro Forma
	As Reported Net of	Adjustments		Statement of
	Cleveland Golf	Rossignol		Operations
Revenues, net	$2,426,035	$(378,963)	a	$2,047,072
Cost of goods sold	1,303,794	(241,767)	a	1,062,027

Gross profit	1,122,241	(137,196)		985,045

Selling, general and administrative expense	971,411	(189,148)	a	782,263
Asset impairments	166,352	(166,352)	a	—

Operating income	(15,522)	218,304		202,782

Interest expense	57,023	(10,452)	a	46,571
Foreign currency loss	1,777	3,080	a	4,857
Minority interest and other expense	121	—		121

Income before provision for income taxes	(74,443)	225,676		151,233

Provision for income taxes	24,205	10,301	a	34,506

Net income from continuing operations	$(98,648)	$215,375		$116,727

(Loss) income per share from continuing operations	$(0.80)	$1.74	a	$0.94

(Loss) income per share from continuing operations, assuming dilution	$(0.80)	$1.70	a	$0.90

Weighted average common shares outstanding	123,770	—		123,770

Weighted average common shares outstanding, assuming dilution	123,770	5,936	b	129,706

QUIKSILVER, INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006
(In thousands, except per Common Share amounts)

		Unaudited		Unaudited
		Pro Forma		Pro Forma
	As Reported Net of	Adjustments		Statement of
	Cleveland Golf	Rossignol		Operations
Revenues, net	$2,200,234	$(478,084)	a	$1,722,150
Cost of goods sold	1,193,938	(284,381)	a	909,557

Gross profit	1,006,296	(193,703)		812,593

Selling, general and administrative expense	827,025	(178,318)	a	648,707

Operating income	179,271	(15,385)		163,886

Interest expense	47,444	(6,127)	a	41,317
Foreign currency loss (gain)	8	(299)	a	(291)
Minority interest and other expense	303	—		303

Income before provision for income taxes	131,516	(8,959)		122,557

Provision for income taxes	37,413	(4,232)	a	33,181

Net income from continuing operations	$94,103	$(4,727)		$89,376

Income per share from continuing operations	$0.77	$(0.04)	a	$0.73

Income per share from continuing operations, assuming dilution	$0.74	$(0.04)	a	$0.70

Weighted average common shares outstanding	122,074	—		122,074

Weighted average common shares outstanding, assuming dilution	127,744	—		127,744

QUIKSILVER, INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005
(In thousands, except per Common Share amounts)

		Unaudited		Unaudited
		Pro Forma		Pro Forma
	As Reported Net of	Adjustments		Statement of
	Cleveland Golf	Rossignol		Operations
Revenues, net	$1,734,528	$(172,111)	a	$1,562,417
Cost of goods sold	945,982	(102,449)	a	843,533

Gross profit	788,546	(69,662)		718,884

Selling, general and administrative expense	607,450	(48,512)	a	558,938

Operating income	181,096	(21,150)		159,946

Interest expense	20,825	(3,880)	a	16,945
Foreign currency gain	(160)	30	a	(130)
Minority interest and other expense	365	23	a	388

Income before provision for income taxes	160,066	(17,323)		142,743

Provision for income taxes	51,776	(5,188)	a	46,588

Net income from continuing operations	$108,290	$(12,135)		$96,155

Income per share from continuing operations	$0.91	$(0.10)	a	$0.81

Income per share from continuing operations, assuming dilution	$0.87	$(0.10)	a	$0.77

Weighted average common shares outstanding	118,920	—		118,920

Weighted average common shares outstanding, assuming dilution	124,335	—		124,335

QUIKSILVER, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JULY 31, 2008
(In thousands)

	As Reported	Unaudited
	Unaudited Net	Pro Forma		Unaudited
	of Rossignol and	Adjustments		Pro Forma
	Cleveland Golf	Rossignol		Balance Sheet
ASSETS
Current assets:
Cash and cash equivalents	$99,491	$45,786	c	$145,277
Trade accounts receivable, net	491,369	—		491,369
Other receivables	18,893	—		18,893
Inventories	358,646	—		358,646
Deferred income taxes	100,777	—		100,777
Prepaid expenses and other current assets	29,221	—		29,221
Current assets held for sale	358,832	(340,697)	e	18,135

Total current assets	1,457,229	(294,911)		1,162,318

Fixed assets, net	258,920	—		258,920
Intangible assets, net	146,862	—		146,862
Goodwill	417,486	—		417,486
Other assets	44,892	9,351	d	54,243
Deferred income taxes long-term	14,007	39,733	i	53,740

Total assets	$2,339,396	$(245,827)		$2,093,569

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Lines of credit	$274,685	$—		$274,685
Accounts payable	251,623	—		251,623
Accrued liabilities	129,803	8,379	f	138,182
Current portion of long-term debt	35,584	—		35,584
Income taxes payable	13,447	—		13,447
Current liabilities related to assets held for sale	144,882	(136,013)	e	8,869

Total current liabilities	850,024	(127,634)		722,390

Long-term debt, net of current portion	744,127	—		744,127
Other long-term liabilities	37,164	—		37,164
Non-current liabilities related to assets held for sale	7,736	(7,736)	e	—

Total liabilities	1,639,051	(135,370)		1,503,681

Stockholders’ equity
Preferred stock, $.01 par value, authorized shares – 5,000,000; issued and outstanding shares – none	—	—		—
Common stock, $.01 par value, authorized shares – 185,000,000; issued shares – 130,579,766	1,306	—		1,306
Additional paid-in capital	331,269	—		331,269
Treasury stock, 2,885,200 shares	(6,778)	—		(6,778)
Retained earnings	191,374	(60,130)	h	131,244
Accumulated other comprehensive income	183,174	(50,327)	g	132,847

Total stockholders’ equity	700,345	(110,457)		589,888

Total liabilities and stockholders’ equity	$2,339,396	$(245,827)		$2,093,569

QUIKSILVER, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
1. BASIS OF PRESENTATION
          The accompanying unaudited pro forma consolidated financial statements give effect to the pro forma adjustments necessary to reflect the disposition of the Cleveland Golf business and Rossignol group as if the disposition occurred at the beginning of the periods presented in the pro forma statements of earnings and as of October 31, 2007 in the pro forma balance sheet. In accordance with Regulation S-X under the Securities Act, the pro forma statements of earnings present earnings from continuing operations before nonrecurring charges and therefore exclude historical losses from discontinued operations of $304.7 million for the nine months ended July 31, 2008, historical losses from discontinued operations of $237.8 million for the fiscal year ended October 31, 2007 and historical earnings from discontinued operations of $3.6 million and $11.0 million for the fiscal years ended October 31, 2006 and 2005, respectively.
2. PRO FORMA ADJUSTMENTS
          The unaudited pro forma consolidated statements of earnings and balance sheet reflect the effect of the following pro forma adjustments:
a)	Reduction of revenue and expenses are the result of the disposition of the Cleveland Golf business and the Rossignol group.

b)	Because the adjusted statement of operations reflects net income after pro forma adjustments, this adjustment restores the dilutive effect of the weighted average common shares outstanding.

c)	Cash proceeds received of €30 million net of purchase price adjustments and Rossignol debt assumed as part of the transaction included as a reduction cash as of July 31, 2008. The Company plans to use the net proceeds from the sale of the Rossignol group to pay down outstanding debt.

d)	Seller’s note received of €10 million discounted to net present value and included as a long-term asset as of July 31, 2008.

e)	The elimination of assets and liabilities associated with the Cleveland Golf and Rossignol businesses included in the Company’s historical consolidated financial statements.

f)	The Company’s estimate of the total costs before taxes to be incurred in connection with the sale of the Rossignol group yet to be paid, which includes transaction costs, employee related costs, and other costs. The amount is reflected as an increase to accrued liabilities.

g)	Foreign currency translation gains from the Rossignol group of approximately $50.5 million, partially offset by $0.2 million of losses on cash flow hedges and interest rate swaps. The amount is included as a reduction to accumulated other comprehensive income as of July 31, 2008.

h)	Net loss on sale of the Rossignol group, reflected as a reduction of retained earnings as of July 31, 2008. The actual sale of the Rossignol group occurred on November 12, 2008. The excess of net working capital over net transaction value on the closing date will be recorded as a loss in the first quarter of fiscal 2009. This loss will be materially higher than the loss reflected in the pro forma balance sheet herein, based upon seasonality.

i)	Reflects the tax benefit affecting the pro forma financial statements assuming the sale of the Rossignol group on July 31, 2008.